POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director of Lewis Galoob Toys, Inc., a Delaware corporation, constitutes and appoints Messrs. Mark Goldman and Martin Nussbaum and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign his name to the Registration Statement to which this power of attorney is filed as an exhibit, and any and all amendments to this Registration Statement (including post-effective amendments), and to file the same, with all exhibits thereto, and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person hereby ratifying and confirming all that attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents as of August 22, 1995.




                                   By:  /s/ Mark Goldman
                                        Mark Goldman






                             POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director of Lewis Galoob Toys, Inc., a Delaware corporation, constitutes and appoints Messrs. Mark Goldman and Martin Nussbaum and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign his name to the Registration Statement to which this power of attorney is filed as an exhibit, and any and all amendments to this Registration Statement (including post-effective amendments), and to file the same, with all exhibits thereto, and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person hereby ratifying and confirming all that attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents as of July 18, 1995.




                                   By:  /s/ Paul A. Gliebe, Jr.
                                        Paul A. Gliebe, Jr.








                             POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director of Lewis Galoob Toys, Inc., a Delaware corporation, constitutes and appoints Messrs. Mark Goldman and Martin Nussbaum and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign his name to the Registration Statement to which this power of attorney is filed as an exhibit, and any and all amendments to this Registration Statement (including post-effective amendments), and to file the same, with all exhibits thereto, and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person hereby ratifying and confirming all that attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents as of July 18, 1995.




                                   By:  /s/ Roger Kowalsky
                                        Roger Kowalsky






                             POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director of Lewis Galoob Toys, Inc., a Delaware corporation, constitutes and appoints Messrs. Mark Goldman and Martin Nussbaum and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign his name to the Registration Statement to which this power of attorney is filed as an exhibit, and any and all amendments to this Registration Statement (including post-effective amendments), and to file the same, with all exhibits thereto, and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person hereby ratifying and confirming all that attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents as of July 18, 1995.




                                   By:  /s/ George Riordan
                                        George Riordan








                             POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director of Lewis Galoob Toys, Inc., a Delaware corporation, constitutes and appoints Messrs. Mark Goldman and Martin Nussbaum and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign his name to the Registration Statement to which this power of attorney is filed as an exhibit, and any and all amendments to this Registration Statement (including post-effective amendments), and to file the same, with all exhibits thereto, and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person hereby ratifying and confirming all that attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents as of July 18, 1995.




                                   By:  /s/ Andrew J. Cavanaugh
                                        Andrew J. Cavanaugh






                             POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director of Lewis Galoob Toys, Inc., a Delaware corporation, constitutes and appoints Messrs. Mark Goldman and Martin Nussbaum and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign his name to the Registration Statement to which this power of attorney is filed as an exhibit, and any and all amendments to this Registration Statement (including post-effective amendments), and to file the same, with all exhibits thereto, and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person hereby ratifying and confirming all that attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents as of July 18, 1995.




                                   By:  /s/ Hoffer Kaback
                                        Hoffer Kaback







                             POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director of Lewis Galoob Toys, Inc., a Delaware corporation, constitutes and appoints Messrs. Mark Goldman and Martin Nussbaum and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign his name to the Registration Statement to which this power of attorney is filed as an exhibit, and any and all amendments to this Registration Statement (including post-effective amendments), and to file the same, with all exhibits thereto, and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person hereby ratifying and confirming all that attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents as of July 24, 1995.




                                   By:  /s/ Scott R. Heldfond
                                        Scott R. Heldfond






                             POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director of Lewis Galoob Toys, Inc., a Delaware corporation, constitutes and appoints Messrs. Mark Goldman and Martin Nussbaum and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign his name to the Registration Statement to which this power of attorney is filed as an exhibit, and any and all amendments to this Registration Statement (including post-effective amendments), and to file the same, with all exhibits thereto, and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person hereby ratifying and confirming all that attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents as of July 18, 1995.




                                   By:  /s/ S. Lee Kling
                                        S. Lee Kling






                             POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director of Lewis Galoob Toys, Inc., a Delaware corporation, constitutes and appoints Messrs. Mark Goldman and Martin Nussbaum and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign his name to the Registration Statement to which this power of attorney is filed as an exhibit, and any and all amendments to this Registration Statement (including post-effective amendments), and to file the same, with all exhibits thereto, and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person hereby ratifying and confirming all that attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents as of August 22, 1995.




                                   By:  /s/ Martin Nussbaum
                                        Martin Nussbaum